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                                                                    EXHIBIT 32

   Pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350)

         The undersigned, as the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of TransCommunity Bankshares Incorporated, respectively, certify that the Annual Report on Form 10-KSB for the period ended December 31, 2003, which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of TransCommunity Bankshares Incorporated at the dates and for the periods indicated. The foregoing certification is made pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), and no purchaser or seller of securities or any other person shall be entitled to rely upon the foregoing certification for any purpose. The undersigned expressly disclaim any obligation to update the foregoing certification except as required by law.


                                /s/ WILLIAM C. WILEY
                                -----------------------------------
                                William C. Wiley
                                Chief Executive Officer



                                /s/ BRUCE B. NOLTE
                                -----------------------------------
                                Bruce B. Nolte
                                Chief Operating Officer


                                /s/ THOMAS M. CROWDER
                                -----------------------------------
                                Thomas M. Crowder
                                Chief Financial Officer

Date:  March 25, 2004